                       BROOKTROUT, INC. AND SUBSIDIARIES


BROOKTROUT SECURITIES CORPORATION
(a subsidiary of Brooktrout Holding, Inc.)
INCORPORATED:            DECEMBER 22, 1992
STATE:                   MASSACHUSETTS


BROOKTROUT TECHNOLOGY EUROPE LTD.
(a subsidiary of Brooktrout, Inc.)
INCORPORATED:            JUNE 28, 1993
STATE:                   MASSACHUSETTS


BROOKTROUT NETWORKS GROUP, INC.
(a subsidiary of Brooktrout, Inc.)
INCORPORATED:            APRIL 1, 1993
F.I.D.:                  75-2481302
TEXAS CHARTER:           95119
CHARTER ISSUED:          APRIL 26, 1993

INTERSPEED, INC.
(a 57% owned subsidiary of Brooktrout, Inc.)
INCORPORATED
IN MASSACHUSETTS:        OCTOBER 23, 1996
INCORPORATED IN
DELAWARE:                JUNE 17, 1999.
MERGED:                  JUNE 18, 1999.

NETACCESS, INC.
(a subsidiary of Brooktrout Holdings, Inc.)
INCORPORATED:            JUNE 26, 1997
STATE:                   DELAWARE
ACQUIRED:                JUNE 30, 1997

BROOKTROUT HOLDINGS, INC.
(a subsidiary of Brooktrout, Inc.)
INCORPORATED:            JUNE 26, 1997
STATE:                   DELAWARE

                        BROOKTROUT, INC. AND SUBSIDIARIES


                       BROOKTROUT, INC. SUBSIDIARIES CONT.


BROOKTROUT BUSINESS TRUST
(a subsidiary of Brooktrout Holdings, Inc.)
INCORPORATED:       JUNE 26, 1997
STATE:              MASSACHUSETTS


BROOKTROUT TECHNOLOGY FOREIGN SALES CORPORATION
(a subsidiary of Brooktrout Holdings, Inc.)
INCORPORATED:                       JANUARY 8, 1996
FOREIGN SECURITIES CORPORATION (FSC)
ESTABLISHED AS A SMALL FSC

BROOKTROUT TECHNOLOGY (EUROPE) LIMITED
(a subsidiary of Brooktrout Technology Europe Ltd Massachusetts corporation) REGISTERED IN THE UNITED KINGDOM; REG. NO. 2760331

BROOKTROUT TECHNOLOGY (EUROPE) LIMITED
REGISTERED IN THE UNITED KINGDOM; REG. NO. 276033

BROOKTROUT TECHNOLOGY, INC.
(a subsidiary of Brooktrout, Inc.)
INCORPORATED:       JANUARY 11, 1984
STATE:              DELAWARE

BROOKTROUT SOFTWARE, INC.
(a subsidiary of Brooktrout, Inc.)
INCORPORATED:       DECEMBER 23, 1999
STATE:              DELAWARE

BEACON NETWORKS, INC.
(a subsidiary of Brooktrout, Inc.)
INCORPORATED:       DECEMBER 23, 1999
STATE:              DELAWARE